Value Line Select Growth Fund, Inc.
Schedule of Investments (unaudited)
September 30, 2025

Shares		Value
COMMON STOCKS 95.7%
CONSUMER STAPLES 5.9%
	RETAIL 5.9%
26,100	Costco Wholesale Corp.	$24,158,943
FINANCIALS 20.1%
	COMMERCIAL SERVICES 4.1%
34,573	S&P Global, Inc.	16,827,025
	DIVERSIFIED FINANCIALS 8.0%
116,889	Intercontinental Exchange, Inc.	19,693,459
22,100	Mastercard, Inc. Class A	12,570,701
		32,264,160
	INSURANCE 7.2%
25,400	Arthur J Gallagher & Co.	7,867,396
74,700	Marsh & McLennan Cos., Inc.	15,054,291
25,300	Progressive Corp.	6,247,835
		29,169,522
	SOFTWARE 0.8%
5,600	MSCI, Inc.	3,177,496
		81,438,203
HEALTHCARE 16.5%
	HEALTHCARE PRODUCTS 14.6%
54,600	Danaher Corp.	10,824,996
23,400	IDEXX Laboratories, Inc.(1)	14,950,026
52,442	Stryker Corp.	19,386,234
29,400	Thermo Fisher Scientific, Inc.	14,259,588
		59,420,844
	PHARMACEUTICALS 1.9%
53,000	Zoetis, Inc.	7,754,960
		67,175,804
INDUSTRIALS 24.4%
	AEROSPACE/DEFENSE 6.3%
19,557	TransDigm Group, Inc.	25,776,517
	BUILDING MATERIALS 5.0%
48,000	Trane Technologies PLC	20,254,080
	COMMERCIAL SERVICES 6.3%
124,008	Cintas Corp.	25,453,882
	ENVIRONMENTAL CONTROL 6.8%
81,800	Republic Services, Inc.	18,771,464
50,251	Waste Connections, Inc.	8,834,126
		27,605,590
		99,090,069
INFORMATION TECHNOLOGY 27.3%
	SOFTWARE 21.9%
67,000	Cadence Design Systems, Inc.(1)	23,534,420
26,600	Intuit, Inc.	18,165,406
28,069	Roper Technologies, Inc.	13,997,729
23,639	ServiceNow, Inc.(1)	21,754,499
22,800	Synopsys, Inc.(1)	11,249,292
		88,701,346
	TELECOMMUNICATIONS 5.4%
48,000	Motorola Solutions, Inc.	21,949,920
		110,651,266
Shares		Value
COMMON STOCKS 95.7% (continued)
MATERIALS 1.5%
	CHEMICALS 1.5%
22,100	Ecolab, Inc.	$6,052,306
TOTAL COMMON STOCKS (Cost $168,582,244)		388,566,591
SHORT-TERM INVESTMENTS 4.4%
	MONEY MARKET FUNDS 4.4%
17,920,525	State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.09%(2)	17,920,525
TOTAL SHORT-TERM INVESTMENTS (Cost $17,920,525)		17,920,525
TOTAL INVESTMENTS IN SECURITIES 100.1% (Cost $186,502,769)		$406,487,116
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.1)%		(516,308)
NET ASSETS(3) 100.0%		$405,970,808

(1)	Non-income producing.
(2)	Rate reflects 7 day yield as of September 30, 2025.
(3)
For federal income tax purposes, the aggregate cost was
$186,502,769, aggregate gross unrealized appreciation
was $221,514,768, aggregate gross unrealized
depreciation was $1,530,421 and the net unrealized
appreciation was $219,984,347.

Supplementary Notes to Schedule of Investments

The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
•
Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
•
Level 3 - Inputs that are unobservable.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset's or liability's level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.